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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



                                June 27, 1995
                              ------------------
                                Date of Report
                      (Date of earliest event reported)



                          Beverly Enterprises, Inc.
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            (Exact name of Registrant as specified in its charter)



                                   Delaware
                                 ------------
                (State or other jurisdiction of incorporation)



            1-9550                                         95-4100309
          ----------                                     --------------
    (Commission file number)                   (IRS employer identification no.)



    1200 South Waldron Road, No. 155
           Fort Smith, Arkansas                              72903
     ------------------------------                        ---------
(Address of principal executive offices)                   (Zip code)



                                 (501) 452-6712
                              ---------------------
              (Registrant's telephone number, including area code)
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ITEM 5.  Other Events

         On June 27, 1995, Beverly Enterprises, Inc., a Delaware corporation ("Beverly") consummated a transaction with Pharmacy Management Services, Inc., a Florida corporation ("PMSI"), whereby PMSI was merged with and into Beverly with Beverly being the surviving corporation. PMSI's operations relate to the providing of medical cost containment and managed care services to worker's compensation payors and claimants on a nationwide basis.

         Pursuant to the Agreement and Plan of Merger dated December 26, 1994, as amended, entered into by and between Beverly and PMSI (the "Merger Agreement"), each issued and outstanding share of PMSI common stock has been converted into the right to receive that number of shares of Beverly common stock equal to the quotient of $16.50 divided by the mean arithmetic average of the daily closing sales price per share (rounded to the nearest whole cent) of the Beverly common stock as reported on the New York Stock Exchange during the ten consecutive trading days ending on the second trading day immediately preceding the Effective Time (as defined) of the Merger, subject to a minimum of $12.25 and a maximum of $18.00 per share. Based upon such calculation, holders of PMSI common stock have the right to receive 1.3469 shares of Beverly common stock for each share of PMSI common stock they hold. A PMSI shareholder otherwise entitled to a fractional share will be paid cash in lieu of such fractional share in an amount equal to the Beverly Share Closing Price (as defined) multiplied by the fractional percentage of a share of Beverly common stock to which such holder would otherwise be entitled.

         The acquisition of PMSI by Beverly is not a significant acquisition and therefore no financial statements or pro forma financial information is included herewith.

ITEM 7.  Financial Statements and Exhibits

         a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.  Not Applicable.

         b)      PRO FORMA FINANCIAL INFORMATION. Not Applicable

         c)      EXHIBITS.  Not Applicable.





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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             BEVERLY ENTERPRISES, INC.



                                             /s/ SCOTT M. TABAKIN
                                             Scott M. Tabakin,
                                             Senior Vice President, Controller
                                             and Chief Accounting Officer


Date: July 24, 1995





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